ADDITIONAL ADVANCE AGREEMENT

THIS ADDITIONAL ADVANCE AGREEMENT (“Agreement”) is entered into as of May 26, 2011, by KEYBANK NATIONAL ASSOCIATION, a national banking association (“Lender”) and GRUBB & ELLIS HEALTHCARE REIT II, INC., a Maryland corporation (“GB REIT”), G&E HC REIT II BASTIAN SNF, LLC, a Delaware limited liability company, G&E HC REIT II CHARLOTTESVILLE SNF, LLC, a Delaware limited liability company, G&E HC REIT II LEBANON SNF, LLC, a Delaware limited liability company, G&E HC REIT II LOW MOOR SNF, LLC, a Delaware limited liability company, G&E HC REIT II MIDLOTHIAN SNF, LLC, a Delaware limited liability company (each, a “Subsidiary” and together, the “Subsidiaries”). GB REIT and the Subsidiaries are also referred to in this Agreement individually as a “Borrower” and collectively as “Borrowers.”

Recitals

Reference is made to that certain Loan Agreement (“Loan Agreement”) dated as of September 16, 2010, between Lender and Borrowers providing for a loan (“Loan”) by Lender to Borrowers in the principal amount of Twenty-Six Million Eight Hundred Ten Thousand and No/100 Dollars ($26,810,000.00). Borrowers have applied to Lender for an additional loan (“Additional Loan”) in the amount of Five Million Dollars ($5,000,000.00) and Lender is willing to make the Additional Loan to Borrowers on the terms and conditions of this Agreement.

Agreement

NOW THEREFORE, the parties agree as follows:

1. Definitions. Capitalized terms used but not defined herein are defined in the Loan Agreement.

2. Agreement to Lend and Borrow. Lender agrees to make the Additional Loan to Borrower and Borrower agrees to borrow the Additional Loan from Lender on the terms and conditions of this Agreement.

3. Terms of Additional Loan.

3.1. Funding. Subject to satisfaction of the conditions set out in Section 7 below, the Additional Loan will be funded in a single advance to Borrower on the date of this Agreement.

3.2. Use of Proceeds. The proceeds of the Additional Loan will be used to finance a portion of the purchase price of four LTAC’s being purchased by GB REIT from Landmark Hospitals of Missouri, LLC. Borrowers covenant and agree with Lender that the proceeds of the Loan will be used for no other purpose.

3.3. Term. The entire principal balance and all accrued interest of the Additional Loan will be due and payable in full on June 25, 2011.

3.4. Interest. The principal balance of the Additional Loan will bear interest at the Adjusted LIBOR Rate applicable to the Loan as of the date of this Agreement, adjusting concurrently with adjustment of the Applicable Rate on the Loan. After maturity or upon an Event of Default, the outstanding principal balance of the Loan and any accrued unpaid interest shall bear interest at the Default Rate.

3.5. Prepayment. The Additional Loan may be prepaid at any time without any prepayment fee or premium.

4. Security. The Additional Loan shall be secured by the Deeds of Trust and all of the other collateral for the Loan.

5. Default. Failure to pay the Additional Loan in full on the date when due shall be an Event of Default under the Loan Agreement and the other Loan Documents. If there is an Event of Default under the Loan Agreement or the other Loan Documents, the Additional Loan shall be immediately due and payable in full and the principal balance and accrued interest of the Additional Loan shall bear interest at the Default Rate from the date of such Event of Default until payment in full.

6. Conditions. Lender’s obligation to make the Additional Loan to Borrowers is conditioned upon satisfaction of the following conditions and closing and funding of the Loan (the “Closing”) shall occur when each of the following conditions have been satisfied:

6.1. Additional Loan Documents. Borrowers shall have executed and delivered to Lender the following documents (together with this Agreement, the “Additional Loan Documents”), all of which shall be in form and substance satisfactory to Lender:

(a) A Promissory Note in the principal amount of $5,000,000.00 payable by Borrower to Lender.

(b) Deed of Trust Modification Agreements modifying each of the Deeds of Trust to also secure the Additional Loan and all of Borrowers’ obligations under the Additional Loan Documents and to provide that any Event of Default under this Agreement or the other Additional Loan Documents will be an Event of Default under each of the Deeds of Trust. Lender is irrevocably authorized by Borrowers to record the Deed of Trust Modification Agreements at any time and to obtain any title policy endorsements Lender may reasonably require, all at Borrowers’ cost.

6.2. No Default. There shall be no Default or Event of Default.

6.3. Loan Fee. Borrowers shall have paid Lender a loan fee in the amount of $25,000.00 in consideration of the Additional Loan. The loan fee is fully earned by Lender upon Borrowers’ execution of this Agreement and when paid is non-refundable for any reason whatsoever.

6.4. Lender’s Expenses. Borrowers shall have paid or made arrangements satisfactory to Lender for payment of all of Lender’s costs and expenses in connection with the Additional Loan, including reasonable attorneys fees.

6.5. Representations and Warranties. All Borrowers’ representations and warranties in this Agreement shall be true in all material respects.

7. Representations and Warranties. Borrowers represent and warrant to Lender as follows:

7.1. Loan Document Representations. All Borrowers’ warranties and representations to Lender contained in the Loan Documents remain true in all material respects.

7.2. Authority. Borrowers have full right, power and authority to enter into this Agreement and the other Additional Loan Documents and to perform their obligations hereunder and thereunder, and no information or material submitted to Lender in connection with this Agreement contains any material misstatement or misrepresentation nor omits to state any material fact or circumstance.

7.3. No Claims Against Lender. No Borrower has any claim, defense, counterclaim or right of offset against Lender or its agents arising out of or in any way connected with the Loan.

7.4. No Defaults. There is no Default or Event of Default under any of the Loan Documents and all of the Loan Documents are in full force and effect.

8. General Provisions.

8.1. Lender’s Expenses. Borrowers agree to pay all Lender’s costs and expenses incurred in connection with the Additional Loan, including all reasonable attorneys’ fees, title charges, recording charges and any other out of pocket costs and expenses whether incurred pre or post Closing.

8.2. Entire Agreement. This Agreement and the documents and instruments to be executed hereunder constitute the entire agreement among the parties with respect to the subject matter hereof and shall not be amended, modified or terminated except by a writing signed by the party to be charged therewith.

8.3. Time of the Essence. Time is of the essence of all Borrower’s obligations under this Agreement and the other Additional Loan Documents.

8.4. Joint and Several. The obligations of Borrowers under this Agreement and the other Additional Loan Documents are joint and several.

8.5. Further Assurances. Borrowers agree to execute such other instruments and documents and provide Lender with such further assurances as Lender may reasonably request to more fully carry out the intent of this Agreement.

8.6. Counterparts. This Agreement may be executed in a number of identical counterparts. If so, each such counterpart shall collectively constitute one agreement.

8.7. No Third Parties. No provision of this Agreement is intended or shall be construed to be for the benefit of any third party.

8.8. Incorporation of Loan Agreement Provisions. The provisions of Article 12 of the Loan Agreement are hereby incorporated into this Agreement and made a part hereof.

IN WITNESS WHEREOF, the parties have signed this Agreement as of the date written above.

“Lender”
KEYBANK NATIONAL ASSOCIATION,
a national banking association

By: /s/ Bellini Lacey
Name:	Bellini Lacey

Title: Vice President

“Borrowers”

GRUBB & ELLIS HEALTHCARE REIT II, INC.,
a Maryland corporation

By: /s/ Danny Prosky
Name: Danny Prosky
Title: President, Chief Operating Officer

G&E HC REIT II BASTIAN SNF, LLC,
a Delaware limited liability company

By: G&E HC REIT II Virginia SNF Portfolio LLC,

a Delaware limited liability company, its sole member

By: Grubb & Ellis Healthcare REIT II Holdings, LP,
a Delaware limited partnership, its sole member

By: Grubb & Ellis Healthcare REIT II, Inc.,

a Maryland corporation, its General Partner

By: /s/ Danny Prosky
Name: Danny Prosky
Title: Pres., Chief Operating Officer

G&E HC REIT II CHARLOTTESVILLE SNF, LLC,

a Delaware limited liability company

By: G&E HC REIT II Virginia SNF Portfolio LLC,
a Delaware limited liability company, its sole member

By: Grubb & Ellis Healthcare REIT II Holdings, LP,
a Delaware limited partnership, its sole member

By: Grubb & Ellis Healthcare REIT II, Inc.,

a Maryland corporation, its General Partner

By: /s/ Danny Prosky
Name: Danny Prosky
Title: Pres., Chief Operating Officer

G&E HC REIT II LEBANON SNF, LLC,

a Delaware limited liability company

By: G&E HC REIT II Virginia SNF Portfolio LLC,
a Delaware limited liability company, its sole member

By: Grubb & Ellis Healthcare REIT II Holdings, LP,
a Delaware limited partnership, its sole member

By: Grubb & Ellis Healthcare REIT II, Inc.,

a Maryland corporation, its General Partner

By: /s/ Danny Prosky
Name:	Danny Prosky

Title: Pres., Chief Operating Officer

G&E HC REIT II LOW MOOR SNF, LLC,
a Delaware limited liability company

By: G&E HC REIT II Virginia SNF Portfolio LLC,
a Delaware limited liability company, its sole member

By: Grubb & Ellis Healthcare REIT II Holdings, LP,
a Delaware limited partnership, its sole member

By: Grubb & Ellis Healthcare REIT II, Inc.,

a Maryland corporation, its General Partner

By: /s/ Danny Prosky
Name: Danny Prosky
Title: Pres., Chief Operating Officer

G&E HC REIT II MIDLOTHIAN SNF, LLC,

a Delaware limited liability company

By: G&E HC REIT II Virginia SNF Portfolio LLC,
a Delaware limited liability company, its sole member

By: Grubb & Ellis Healthcare REIT II Holdings, LP,
a Delaware limited partnership, its sole member

By: Grubb & Ellis Healthcare REIT II, Inc.,

a Maryland corporation, its General Partner

By: /s/ Danny Prosky
Name: Danny Prosky
Title: Pres., Chief Operating Officer